JOINT FILING STATEMENT


         Each of the undersigned agrees that (1) the statement on Schedule 13D relating to EP Medsystem, Inc.'s common stock has been adopted and filed on behalf of each of them, (2) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (3) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

Dated:  March 18, 2003



By:   /S/ FREDERIC GREENBERG
      ----------------------
      Frederic Greenberg



By:   /S/ ABHIJEET LELE
      -----------------
      Abhijeet Lele



GREENBERG HEALTHCARE
MANAGEMENT, LLC



By:   /S/ FREDERIC GREENBERG
      ----------------------
      Frederic Greenberg,
      as Managing Member

THE PHARMACEUTICAL/MEDICAL
TECHNOLOGY FUND, L.P.



By:   /S/ FREDERIC GREENBERG
      ----------------------
      Frederic Greenberg,
      as Managing Member of
      Greenberg Healthcare
      Management, LLC (general
      partner of The Pharmaceutical/Medical
      Technology Fund, L.P.)



STRATEGIC HEALTHCARE
INVESTMENT FUND, L.P.



By:   /S/ FREDERIC GREENBERG
      ----------------------
      Frederic Greenberg,
      as Managing Member of
      Greenberg Healthcare
      Management, LLC (Investment Adviser
      to Strategic Healthcare Investment
      Fund, L.P.)



EGS PRIVATE HEALTHCARE
ASSOCIATES, LLC



By:   /S/ FREDERIC GREENBERG
      ----------------------
      Frederic Greenberg,
      as Managing Member

EGS PRIVATE HEALTHCARE
PARTNERSHIP, L.P.



By:   /S/ FREDERIC GREENBERG
      ----------------------
      Frederic Greenberg,
      as Managing Member of
      EGS Private Healthcare
      Associates, LLC (general
      partner of EGS Private
      Healthcare Partnership, L.P.)




EGS PRIVATE HEALTHCARE
COUNTERPART, L.P.



By:   /S/ FREDERIC GREENBERG
      ----------------------
      Frederick Greenberg,
      as Managing Member of
      EGS Private Healthcare
      Associates, LLC (general
      partner of EGS Private
      Healthcare Counterpart, L.P.)